UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2024
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2024-C63

(Central Index Key Number 0002029929)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-12	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On August 16, 2024, Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Goldman Sachs & Co. (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of August 16, 2024, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, JPMS, GS&Co., SGAS, Academy, Drexel and Siebert as underwriters (WFS, JPMS, GS&Co., SGAS, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and WFB (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about August 29, 2024.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $652,381,000.

On or about August 29, 2024, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2024-C63 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2024-C63, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2024 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Deutsche Bank National Trust Company, as NCB Co-Trustee.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Bridge Point Rancho Cucamonga	4.6	4.2
Grapevine Mills	4.7	N/A
Marriott Myrtle Beach Grande Dunes Resort	4.8	N/A
610 Newport Center	4.9	N/A
St. Johns Town Center	4.10	4.3
680 Madison Avenue	4.11	4.4
Arizona Grand Resort and Spa	4.12	4.3
Dallas Market Center	4.13	4.5
900 North Michigan	4.14	4.3

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 29, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be thirty (30) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in thirty (30) commercial, multifamily and/or residential cooperative properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between the Registrant and AREF2, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between the Registrant and NCB, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between the Registrant, SGFC and Société Générale, an executed version of which is attached hereto as Exhibit 99.6.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $61,579,138, by the Registrant to WFS, JPMS, GS&Co., SGAS, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of August 16, 2024, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 20, 2024 and as filed with the Securities and Exchange Commission on August 20, 2024 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated August 20, 2024.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 16, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, SG Americas Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Deutsche Bank National Trust Company, as NCB co-trustee.
Exhibit 4.2	Trust and Servicing Agreement, dated as of July 15, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Computershare Trust Company, National Association, as trustee, and BellOak, LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of July 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of June 1, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Co-Lender Agreement, dated as of June 28, 2024, by and among Wells Fargo Bank, National Association, as initial note holder of note A-1, note A-2, note A-3, note A-4, note A-5, note A-6 and note A-7, and Wells Fargo Bank, National Association, as initial note holder of note B.
Exhibit 4.7	Agreement Between Note Holders, dated as of June 17, 2024, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, JPMorgan Chase Bank, National Association, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, and Bank of Montreal, as note A-3-1 holder, note A-3-2 holder and note A-3-3 holder.
Exhibit 4.8	Agreement Between Noteholders, dated as of July 2, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder and JPMorgan Chase Bank, National Association, as note A-2 holder.
Exhibit 4.9	Agreement Between Noteholders, dated as of July 9, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder and note A-2 holder, and JPMorgan Chase Bank, National Association, as note A-3 holder and note A-4 holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of May 10, 2024, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA and Societe Generale Financial Corporation.
Exhibit 4.11	Agreement Between Noteholders, dated as of June 28 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, and Argentic Real Estate Finance 2 LLC, as note A-2 holder.
Exhibit 4.12	Co-Lender Agreement, dated as of August 5, 2024, by and among German American Capital Corporation, as note A-1-1 and note A-1-2 holder, Goldman Sachs Bank USA, as note A-2-1 and note A-2-2 holder, and Wells Fargo Bank, National Association, as note A-3 holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of May 31, 2024, by and between Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-2 holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, Goldman Sachs Bank USA, as initial note A-2 holder and Goldman Sachs Bank USA, as initial note A-3 holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 20, 2024, which such certification is dated August 20, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Societe Generale Financial Corporation, as seller, Société Générale and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2024	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)
	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of August 16, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, SG Americas Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1

Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Deutsche Bank National Trust Company, as NCB co-trustee.

(E)
4.2	Trust and Servicing Agreement, dated as of July 15, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Computershare Trust Company, National Association, as trustee, and BellOak, LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.4

Pooling and Servicing Agreement, dated and effective as of July 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.5	Pooling and Servicing Agreement, dated and effective as of June 1, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6

Co-Lender Agreement, dated as of June 28, 2024, by and among Wells Fargo Bank, National Association, as initial note holder of note A-1, note A-2, note A-3, note A-4, note A-5, note A-6 and note A-7, and Wells Fargo Bank, National Association, as initial note holder of note B.

(E)
4.7

Agreement Between Note Holders, dated as of June 17, 2024, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, JPMorgan Chase Bank, National Association, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, and Bank of Montreal, as note A-3-1 holder, note A-3-2 holder and note A-3-3 holder.

(E)
4.8	Agreement Between Noteholders, dated as of July 2, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder and JPMorgan Chase Bank, National Association, as note A-2 holder.	(E)
4.9

Agreement Between Noteholders, dated as of July 9, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder and note A-2 holder, and JPMorgan Chase Bank, National Association, as note A-3 holder and note A-4 holder.

(E)
4.10

Agreement Between Note Holders, dated as of May 10, 2024, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA and Societe Generale Financial Corporation.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.11	Agreement Between Noteholders, dated as of June 28 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, and Argentic Real Estate Finance 2 LLC, as note A-2 holder.	(E)
4.12

Co-Lender Agreement, dated as of August 5, 2024, by and among German American Capital Corporation, as note A-1-1 and note A-1-2 holder, Goldman Sachs Bank USA, as note A-2-1 and note A-2-2 holder, and Wells Fargo Bank, National Association, as note A-3 holder.

(E)
4.13	Agreement Between Noteholders, dated as of May 31, 2024, by and between Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-2 holder.	(E)
4.14

Agreement Between Noteholders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, Goldman Sachs Bank USA, as initial note A-2 holder and Goldman Sachs Bank USA, as initial note A-3 holder.

(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 20, 2024, which such certification is dated August 20, 2024.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3

Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated and effective as of August 16, 2024, between Societe Generale Financial Corporation, as seller, Société Générale and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)